BioBusiness Network 2006 Tim Duffy EVP, Marketing & Business Development Nastech Pharmaceutical Company Inc. Jeff Davis Head, Global New Business Development P&G Pharmaceuticals Rapidly Building Bones and Successful Partnerships: Why The P&G and Nastech Collaboration Works

Agenda P&G and Nastech Headline Deal Background on Partners Operating principles that guide negotiation Overcoming obstacles to a successful partnership Summary

Headline Deal Highlights $577 million in fees and milestone payments $10 million upfront license fee $22 million development milestones in 2006 Royalties on product sales Double-digit royalties Escalating based upon achieving sales targets P&G funds ongoing R&D costs and commercialization activities

Nastech Pharmaceutical Company Inc. and Procter & Gamble Announce Collaboration to Develop and Commercialize Parathyroid Hormone (PTH1-34) Nasal Spray for Treatment of Osteoporosis (February 2006) A Partnership Is Created: Nastech and P&G Join Forces P&G: Responsible for clinical and non-clinical studies and regulatory approvals Will lead worldwide commercialization, including sales, marketing and promotion Nastech: Responsible for the CMC sections of regulatory submissions Control of clinical and commercial manufacturing

Agenda P&G and Nastech Headline Deal Background on Partners Operating principles that guide negotiation Overcoming obstacles to a successful partnership Summary

P&G...Who Are We? Over $68 billion in sales 300 brands in over 160 countries #1 or #2 in 80% of our categories 140,000 employees (incl. Gillette)

Touching lives, improving life. P&G's 22 Billion-Dollar Brands...

Household Care Baby Care Family Care Fabric Care Home Care Pet Health & Nutrition Snacks & Coffee Beauty Care Cosmetics Deodorants Feminine Care Hair Care Personal Cleansing Skin Care Health Care Oral Care Personal Health Care Pharmaceuticals Gillette Razors & Blades Duracell Braun Braun Braun Braun Braun Three Global Business Units $29 Billion $33.5 Billion $6.4 Billion

Health Care Business $7.9 Billion Growth from a balanced OTC and Rx portfolio Developed and marketed a wide range of Rx products since the 1980's Rx OTC

P&G's Innovation Journey and Learning...

What Happens if You Don't Grow? What Happens if You Don't Grow? Year 2000 wake up call >50% drop in stock price!

P&G background on disruptive changes "Invent-It-Ourselves" model would not sustain growth A.G. Lafley challenge in 2000 to reinvent our innovation model with a goal to acquire 50% of our innovations outside the company 50% from our own labs 50% through them From "R&D" to "C&D" "Connect & Develop" Inside P&G's Innovation Model

+35% of new products have elements that originated from outside P&G Up from 15% in 2000 R&D productivity has increased by nearly 60% R&D investment as a percentage of sales is down From 4.8% in 2000 to 3.4% today Since 2000 stock collapse Share price has doubled Our portfolio has grown to 22 billion-dollar brands "Connect & Develop" Inside P&G's Innovation Model Is it working?

Strategic choice to exclusively partner, license or acquire all of our new drug candidates How? Our new drugs will come from a network of biotech, academia and pharmaceutical industry relationships Restructured our R&D and commercial organizations to excel at identifying, evaluating, negotiating and managing long-term, mutually beneficial partnerships. P&G Pharma's Strategic Model Acquire, Develop & Market...(Connect & Develop) P&G Pharma February 2006 Announcement

P&G Pharma's Strategic Model The Best of Both Worlds... You & P&G...Think of the possibilities You & P&G...Think of the possibilities Marketing Expertise and Unique Insights of the world's largest consumer company Personal Touch of a small, proven pharmaceutical company with deep experience and proven capabilities in our focus areas

Strategically focused on 3 therapeutic areas where the patient plays an active role in managing their health Musculoskeletal Osteoporosis, Rheumatoid Arthritis and Osteoarthritis Gastrointestinal Ulcerative colitis, Crohn's disease, IBS and GERD Women's Health Overactive Bladder, Incontinence, Menopausal symptoms P&G Pharma's Strategic Model Why will it work? Corporate interest: adult incontinence, hair growth, skin aging

P&G Pharma Partnering Philosophy The real test of a successful alliance negotiation is not a signed contract with all desired terms agreed in full... ....it is whether the companies share a common vision, feel like the deal is fair, are contractually motivated to do what's right, and can work together over the long term! "Negotiate for Implementation"

Innovative Delivery Solutions That Improve Therapeutic Drugs and Meet The Needs of Patients and Prescribers...

Nastech Pharmaceutical Company Inc. A pharmaceutical company focused on the development and commercialization of innovative products through solving delivery challenges Unique expertise is applied both to internal candidates and to key compounds from other pharmaceutical and biotechnology partners Using proprietary molecular biology-based drug delivery technology, we deliver both large and small molecule drugs Non-invasive delivery of peptide and protein therapeutics Delivery of RNAi therapeutics

Nastech's Novel Drug Development Strategy What does Nastech offer, that others do not? In-depth understanding of tight junction biology High-throughput screening systems for formulation development Provides significant increases in peptide bioavailability Provides rapid screening of formulation libraries Proprietary permeation enhancers, proven in human studies Established ability to get rapidly into human studies Reduced intersubject variability compared with subcutaneous dosing Expertise in CMC development and nasal spray manufacturing

Benefits of Intranasal Drugs Pharmacokinetic advantages Rapid onset of Cmax Equal PK to SC injection No 1st-pass metabolism Potential for reduced side effects and toxicity Significantly decreased GI-related side effects No pulmonary exposure Patient comfort and compliance Preferred by patients Comparison based on patients currently taking SC injections Intellectual Property advantage Allows for additional IP and enhances product life cycle management Applicability to a wide range of therapeutics For macromolecules, the most advanced option for non-injectable delivery

Nastech's Technology Platform What are tight junctions? Gate-like structures between cells Regulate paracellular passage of drugs across cell barrier Benefits of Nastech's technology Enables non-invasive paracellular delivery of peptide drugs Broadly applicable for drug delivery Validated technology Proven in numerous clinical studies

Formulation Screening Expertise Experience with diverse peptides, proteins and small molecules In vitro high-throughput screening Facilitates rapid testing of hundreds of potential formulations that: Enable reversibly opening tight junctions Provide low toxicity Maximize peptide permeation Promote stability Data analyzed using multivariate statistical models Design Of Experiments approach Modeling to examine input variables correlating with performance performance performance performance performance performance performance performance performance performance performance performance performance performance performance performance performance performance performance performance performance performance High-throughput screening to optimize formulation for clinical testing Optimized formulation Buffer/salt alone

DOE analysis of a peptide formulation unexpectedly reveals: Interdependence between two different excipient classes Permeability decreases as concentration of excipient A increases beyond a threshold Excipient B can be decreased to 75% of maximum with no loss of permeation Result is an optimized formulation that maximizes permeation, while minimizing excipient concentrations Optimization of Permeation Enhancers C conc fixed

Nastech's Intranasal PTH Benefits of intranasal PTH1-34 Non-invasive delivery eliminates pain associated with daily injections Improves dosing convenience Speed of action mimics injection Reduced barriers to PTH1-34 product development Rapidly developed and optimized formulations Established 505(b)(2) regulatory path with FDA Significant experience with FDA and international regulatory agency requirements for intranasal products Expertise with preclinical and clinical trials of intranasal products Preclinical and Phase I Clinical data package Patent estate developed to protect intranasal PTH1-34

P&G Pharmaceuticals

Marketed Product Demonstrates Both Safety and Efficacy

- **Currently marketed injectable drug is the only current intranasal PTH_{1-34} competitor**
  - Only FDA-approved product to promote bone formation (anabolic)
  - Treatment of osteoporosis in men and postmenopausal women at high risk for fracture
- **Clinical results:**
  - PTH_{1-34} increases bone formation faster, and BMD to a greater magnitude than anti-resorptives alone; resulting in positive bone balance(1)
    - Increased bone mineral density
    - Substantial increase in trabecular bone mass in the spine and hip
      - –Improved bone microarchitecture and strength
  - Treatment with PTH_{1-34} results in reduced spinal fracture incidence compared with bisphosphonates(2)
    - PTH_{1-34} reduces occurrence of spinal fracture 65%, and decreases non vertebral fractures 53%
    - Alendronate reduces occurrence of spinal fracture 49% but is non significant at hip and wrist

(1) Opposite Bone Remodeling Effects of Teriparatide and Alendronate in Increasing Bone Mass, M. R. McClung et al, Arch Intern Med, Vol 165, 2005

(2) Forteo and Fosamax package inserts.

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P&G Pharmaceuticals

PTH Advantage

- **Osteoporosis studies indicate two potential advances as a result of combination therapy**
  - Cyclic bisphosphonate after PTH maintains BMD increase[1]
    - Results in lower spinal fracture incidence compared with bisphosphonates alone
  - Cyclical treatment of PTH_{1-34} on a 3-month alternating schedule with continuous bisphosphonate demonstrates:
    - "Uncoupling" of formation and resorption markers shown in 12+ months of treatment[2]
    - Suggests potential improvement in bone quality

(1) Bone Year of Alendronate after One Year of Parathyroid Hormone (1-84) for Osteoporosis, Black et al. N Engl J Med. 2005 Aug 11;555-65.
(2) Daily and Cyclic Parathyroid Hormone in Women Receiving Alendronate, Cosman et al. N Engl J Med. 2005 Aug 11;353(6):566-75.

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Agenda P&G and Nastech Headline Deal Background on Partners Operating principles that guide negotiation Overcoming obstacles to a successful partnership Summary

A Serendipitous Moment...

Honesty, From The Outset... Sharing the wants, needs and fears of the partners Speeds identification and solution of potential problems Creates realistic expectations Provides reasonable approaches to valuation and terms Appropriate assessment of capabilities and assignment of project roles Expressing key assumptions is critical Provides focus for overall discussions Framework for continuous communication Free and open communication between principals in each organization Clear milestones expectations and plans Regularly scheduled meetings Both companies want a partnering relationship that strives for the same goal and leverages each other's strength to maximize success

Nastech's Partnering Criteria Strategic Fit (Wants) Capability Fit (Needs) Cultural Fit (Fears) Supportive of Nastech's strategy Participation in ongoing development Product manufacturer Development of a specialty sales force Worldwide reach Sophisticated sales and marketing capabilities Ability and willingness to support an aggressive marketing program Compatible with Nastech's fast-moving, entrepreneurial culture Partner in development decisions Open to innovative ideas and approaches Peptide therapeutics Alternative delivery systems

How Does P&G Measure Up? Strategic Fit Capability Fit Cultural Fit Supportive of Nastech's strategy P&G maintains continuous open and collaborative communication throughout our development process Actonel(r) -- a leading bisphosphonate for treatment of Osteoporosis ~ $1.7B sales in 2005 ~ 20% share of the total osteoporosis market Selling capacity to +80% of the global market Immeasurable consumer and customer connections and understanding P&G: decisive and provides quick turnaround Business model "Connect and Develop" Recognize potential upside of embracing new delivery technology No "NIH" mentality and accepts Nastech's input and expertise

Strategic Fit (Wants) P&G: Deal Evaluation Criteria Needs, Wants and Fears Capability Fit (Needs) Cultural Fit (Fears) Is it an exciting technology that offers the potential to improve patient's lives? Can P&G add value to the project? Is there strategic value for each partner? Synchronization of partner's and P&G's expectations Decision making must be aligned with the relative spending or risk contribution Good chemistry with the partner What is the share of rewards versus share of risk? What is the product life expectancy? Does the deal structure motivate proper behaviors that maximize the NPV of the project?

How Does Nastech Measure UP? Strategic Fit Capability Fit Cultural Fit Clearly fit within our recently defined Musculoskeletal core focus area Innovative technology coincided with P&G's "connect and develop" philosophy Presented P&G with a complete product package Potential synergy between Actonel(r) and PTH therapy Study on bisphosphonates combined with PTH suggests a reversal of effects from Osteoporosis (Cosman et al. N Engl J Med. 2005 Aug 11;353(6):566-75) Intranasal delivery offers opportunity for "patient delight" No more painful injections Deal structure exhibits risk-sharing and rewards success Nastech's novel IP provides for long product life Nastech strove to understand P&G and how we work: learning both our strengths and our "blind spots"

Agenda P&G and Nastech Headline Deal Background on Partners Operating principles that guide negotiation Overcoming obstacles to a successful partnership Summary

Shared Risk & Reward Aligned With Goals P&G Expectations for PTH1-34 revenues must be more modest, to protect against down-side scenarios Competitive issues Regulatory barriers Developed a financial forecast that provided a safety net Nastech Believes intranasal PTH1-34 has significant revenue potential No other non-invasive PTH1-34 product on, or close to the market Developed a financial forecast that foresaw significantly increased PTH1-34 use Together, we agreed on a deal structure that produced a "win-win" outcome for both partners.

Need For Speed Nastech's "culture of speed" 505(b)(2) drove the need Key clinical programs slated to start Q1-2006 Unwilling to slow down clinical programs to wait for partners P&G wanted input on key clinical decisions Worked diligently and decisively to stay with the fast moving process Deal needed to be completed by 1-31-2006 Goal achieved

Summary: Timing is Everything Decision to explore partnering August 2005 First P&G contact 9-01-2005 First face-to-face meeting 9-30-2005 Initial interest and terms 10-30-2005 Diligence completed 11-15-2005 Terms agreed 12-15-2005 Deal executed 1-27-2006 149 days: first meeting to close Including 3 holiday weeks